                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - January 28, 2005

                                 ---------------

                     NATIONAL ATLANTIC HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


           New Jersey                      000-51127              22-3316586
---------------------------------  ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)



     4 Paragon Way, Freehold, New Jersey                               07728
---------------------------------------------                     --------------
   (Address of principal executive offices)                          (Zip Code)

                                 (732) 665-1100
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.


     The Securities and Exchange Commission declared effective our Registration Statement on Form S-1 (Registration No. 333-117804) as of 4:00 p.m. on January 27, 2005. Immediately prior to the declaration of effectiveness, we had undertaken to the Securities and Exchange Commission that, as of January 1, 2005, we prospectively would change our accounting to record certain assessments described below as other operating and general expenses. Following the declaration of effectiveness, but prior to the execution of an underwriting agreement, we and our independent registered public accounting firm had discussions relating to (i) the aforementioned undertaking to the Securities and Exchange Commission, (ii) the appropriate interpretation of accounting rules for recording the assessments mentioned above which relate to the New Jersey Automobile Insurance Risk Exchange, or NJAIRE and (iii) the need to restate historical financial statements as a consequence of the change in policy.

     We historically had been recording NJAIRE assessments as acquisition expenses, a portion of which are deferred and reported as deferred acquisition costs on our financial statements. As discussed above, we undertook to the Securities and Exchange Commission that as of January 1, 2005, we would record our NJAIRE assessments as other operating and general expenses rather than acquisition expenses. In this setting, through discussions with our independent registered public accounting firm, we interpreted the applicable accounting literature and have concluded that we need to restate our September 30, 2004 financial statements to reflect the recording of NJAIRE assessments as other operating and general expenses. Had we so recorded our NJAIRE assessments as other operating and general expenses in our historical financial statements for the nine months ended September 30, 2004, our net income for that period would have been $10,244,714, a decrease of approximately 4.9% from the amount we reported in our Registration Statement. We note that the assessment we recorded for the nine months ended September 30, 2004 was $3.4 million, of which $1.4 million was attributable to a "true-up" settlement with respect to 2003.

     We intend to file with the Securities and Exchange Commission a post-effective amendment to our Registration Statement on Form S-1 which will include audited financial statements as of and for the year ended December 31, 2004, which will reflect the NJAIRE assessments as other operating and general expenses.

     The information furnished pursuant to Item 7.01 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 7.01 in this Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL ATLANTIC HOLDINGS CORPORATION

                                   By: /s/ Frank J. Prudente
                                       -----------------------------------------
                                       Name: Frank J. Prudente
                                       Title: Executive Vice President-
                                               Corporate Finance and Treasurer

Dated: February  2, 2005